Earnings per Share	12 Months Ended
Jun. 30, 2026
Earnings per Share
Earnings per Share

12.    Earnings per Share

Basic earnings per share are determined by dividing the net income for the period attributable to the ordinary shareholders of LuxExperience B.V. by the basic weighted average number of ordinary shares outstanding during the period.

	Year Ended June 30,
(in € thousands, except share and per share data)	2024	2025	2026
Net income (loss) from continuing operations attributable to shareholders	(24,911)	572,054	(157,243)
Loss from discontinued operations net of tax attributable to shareholders	—	(2,095)	(10,438)
Net income (loss) attributable to shareholders	(24,911)	569,959	(167,681)
Weighted average ordinary shares outstanding (basic) — in millions	86.8	96.8	140.1
Adjustments for calculation of diluted earnings per share:
Long-Term Incentive Plan (Restricted Share Units)	—	1.7	—
Long-Term Incentive Plan (Options)	—	1.9	—
Alignment Award (Options)	—	0.4	—
Weighted average ordinary shares outstanding (diluted) — in millions	86.8	100.9	140.1
Basic earnings per share — continuing operations	(0.29)	5.91	(1.12)
Diluted earnings per share — continuing operations	(0.29)	5.67	(1.12)
Basic earnings per share — discontinued operations	(0.00)	(0.02)	(0.08)
Diluted earnings per share — discontinued operations	(0.00)	(0.02)	(0.08)
Basic earnings (loss) per ordinary share, € — net income (loss)	(0.29)	5.89	(1.20)
Diluted earnings (loss) per ordinary share, € — net income (loss)	(0.29)	5.65	(1.20)

Basic earnings per share are calculated in accordance with IAS 33 (“Earnings per Share”) based on earnings attributable to the Company’s shareholders and the weighted average number of shares outstanding during the period. The ordinary shares outstanding used for computation of earnings per share reflect the Legal Reorganization, adjusted for the share split described in Note 20. This presentation is consistent with the principles in IAS 33.64, which requires calculation of basic and diluted earnings per share for all periods presented to be adjusted retrospectively if changes occur to the capital structure after the reporting period but before the financial statements are authorized for issue.

Diluted earnings per share for continuing operations and discontinued operations are determined by dividing the respective net income (loss) from continuing operations and loss from discontinued operations net of tax attributable to ordinary shareholders by the diluted weighted average number of ordinary shares outstanding during the period. In 2024 and 2026, potential ordinary shares with a dilutive effect, including share options and share-based awards for which the performance conditions had not yet been satisfied, were excluded because their inclusion would have been anti-dilutive. Hence, the basic earnings per share corresponds to diluted earnings per share in fiscal years 2024 and 2026.

Pursuant to paragraphs 21(g) and 24 of IAS 33, as certain shares are fully vested and contingently issuable for no consideration, they are treated as outstanding and included in the calculation of both basic and diluted earnings per share.

The following table summarizes the potential ordinary shares excluded from the calculation of diluted earnings per share for fiscal years 2024, 2025 and 2026. Potential ordinary shares were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive during the respective periods. The excluded shares primarily comprise outstanding share options and share-based awards, including awards for which the applicable performance conditions had not yet been satisfied, that would have been anti-dilutive due to the Company’s loss position in fiscal years 2024 and 2026.

	As of June 30,
(in millions)	2024	2025	2026
Long-Term Incentive Plan and Supervisory Board Members Plan (Restricted Share Units)	2.5	0.6	4.1
Long-Term Incentive Plan (Stock options)	3.3	—	7.5
Alignment Award (Stock options)	6.1	3.3	4.6
Total	11.9	3.9	16.2